EXHIBIT 99.1

VisionWave Technologies Inc. and Bannix Acquisition Corp. Complete Business Combination

VisionWave Holdings Inc. to Commence Trading on Nasdaq Under Ticker “VWAV”

VisionWave Technologies Inc. and Bannix Acquisition Corp. Have Closed the Business Combination on July 14, 2025

VisionWave Holdings Inc. Shares of Common Stock and Warrants Will Begin Trading on Nasdaq on July 15, 2025, Under Ticker Symbols “VWAV” and “VWAVW,” Respectively

WILMINGTON, DELAWARE, July 14, 2025 – VisionWave Technologies Inc. (“VisionWave Technologies”), a defense development company focused on integrating advanced artificial intelligence and autonomous solutions across air, ground, and sea domains ranging from high-resolution radars and advanced vision systems to radio frequency sensing technologies seeking to redefine operational efficiency and precision for military and homeland security applications worldwide, today announced the successful completion of its business combination (the “Business Combination”) with Bannix Acquisition Corp. (Nasdaq: BNIX) (“BNIX”), a special purpose acquisition company, resulting in each of VisionWave Technologies and BNIX becoming a wholly-owned subsidiary of VisionWave Holdings Inc. (“VisionWave Holdings” or the “Combined Company”). On July 15, 2025, VisionWave Holdings shares of common stock will commence trading on the Nasdaq Global Market under the trading symbol “VWAV” and its warrants will trade on under the trading symbol “VWAVW.”

“Completing the Business Combination and having our shares listed on the Nasdaq Global Market is a significant achievement for the VisionWave team, and we are grateful to our employees and partners who have supported us on this journey as we begin our next chapter as we seek to develop new and cutting technologies in the defense sector,” said Douglas Davis, Executive Chairman of VisionWave Holdings. “We believe this milestone will provide us with the tools to develop our technology and implement our business plan. We are excited to continue to seek building value for all stakeholders.” “This is a defining moment for VisionWave,” said Noam Kenig, Chief Executive Officer of VisionWave Holdings. “As we enter the public markets, our focus is on accelerating innovation in defense-grade AI systems, pursuing strategic global partnerships, and delivering on contracts that will shape the next generation of military technologies. I’m honored to lead the company into this exciting new chapter.”

Advisors

Fleming PLLC served as legal counsel to BNIX.

Law Office of Robert M. Yaspan served as legal counsel to VisionWave Technologies.

RBSM LLP served as the Auditor to VisionWave Holdings.

Donohoe Advisory Associate, LLC served as Listing Advisor to VisionWave Holdings.

Marula Capital Group a registered FINRA advisor provided the Fairness Opinion to the Business Combination.

I-Bankers Securities, Inc., the underwriter in the original IPO.

About VisionWave Holdings Inc.

VisionWave Holdings Inc. is at the forefront of revolutionizing defense capabilities by integrating advanced artificial intelligence (AI) and autonomous solutions across air, ground, and sea domains. Its state-of-the-art innovations— ranging from high-resolution radars and advanced vision systems to radio frequency (RF) sensing technologies are seeking to redefine operational efficiency and precision for military and homeland security applications worldwide. From tactical ground vehicles to precision weapon control systems, VisionWave leads the development of reliable, high-performance technologies that transform defense strategies and deliver superior results, even in the most challenging environments. With headquarters in the U.S. and strategic partnerships in Canada and the United Arab Emigrants, VisionWave is uniquely positioned to serve global markets, offering cutting-edge defense solutions that address the evolving needs of security forces across the world.

For more corporate and product information, please visit our website https://www.visionwave.tech.

About Bannix Acquisition Corp.

Bannix Acquisition Corp. is a blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated implied enterprise value of the Combined Company, VisionWave Holdings’ ability to scale and grow its business, the advantages and expected growth of the Combined Company, the Combined Company’s ability to source and retain talent, and the cash position of the Combined Company following closing of the Business Combination, as applicable. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of BNIX’s and VisionWave Technologies’ management and are not predictions of actual performance.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of BNIX, VisionWave Technologies and VisionWave Holdings believes that it has a reasonable basis for each forward-looking statement contained in this press release, each of BNIX, VisionWave Technologies and VisionWave Holdings cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there are risks and uncertainties described in the definitive proxy statement/prospectus mailed to BNIX stockholders, and filed by the Combined Company with the SEC and other documents filed by the Combined Company or BNIX from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. BNIX, VisionWave Technologies and VisionWave Holdings cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to recognize the anticipated benefits of the Business Combination, costs related to the Business Combination, the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination, the outcome of any potential litigation, government or regulatory proceedings, and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the definitive proxy statement/prospectus mailed to BNIX stockholders, and those included under the heading “Risk Factors” in the annual report on Form 10-K for the fiscal year ended December 31, 2024, of BNIX and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that BNIX, VisionWave Technologies and VisionWave Holdings presently do not know or that the parties currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this press release represent the views of BNIX, VisionWave Technologies and VisionWave Holdings as of the date of this press release. Subsequent events and developments may cause those views to change. However, while BNIX, VisionWave Technologies and VisionWave Holdings may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of BNIX, VisionWave Technologies and VisionWave Holdings as of any date subsequent to the date of this press release. Except as may be required by law, BNIX, VisionWave Technologies and VisionWave Holdings do not undertake any duty to update these forward-looking statements.

VisionWave Holdings Investor Relations:

Douglas Davis, Executive Chairman of the Board
(302) 305-4790
doug.davis@bannixacquisition.com